UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2016

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12400	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 1, 2016, Incyte Corporation (“Incyte”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on June 1, 2016, pursuant to the Share Purchase Agreement dated as of May 9, 2016, among Incyte, as guarantor, Incyte Europe S.à r.l. (“Incyte Europe”), a wholly-owned subsidiary of Incyte, as purchaser, ARIAD Pharmaceuticals (Cayman) L.P., as seller, and ARIAD Pharmaceuticals, Inc. (“ARIAD”), as guarantor, Incyte Europe completed the acquisition (the “Acquisition”) of all of the outstanding shares of ARIAD Pharmaceuticals (Luxembourg) S.à r.l. (“ARIAD Luxembourg”).  On July 1, 2016, Incyte amended the Original Form 8-K to include the financial statements of ARIAD Luxembourg and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items (the “July 8-K/A”).

This Amendment No. 2 to Current Report on Form 8-K/A further amends and supplements the Original Form 8-K to include certain additional pro forma financial information of Incyte required by Item 9.01(b) of Form 8-K in connection with the Acquisition, as set forth below. The Original Form 8-K otherwise remains the same, as amended and supplemented by the July 8-K/A, and the Items therein, including Item 9.01, and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01                   Financial Statements and Exhibits

(b)                                 Pro forma financial information.

The unaudited pro forma condensed combined statements of operations of Incyte for the fiscal years ended December 31, 2016 and December 31, 2015 and related notes thereto are filed as Exhibit 99.4 hereto and incorporated herein by reference.  A pro forma balance sheet has not been included as the balance sheet effects of the Acquisition are reflected in Incyte’s consolidated balance sheet as of December 31, 2016 included in Incyte’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(d)                                 Exhibits.

99.4                        Unaudited pro forma condensed combined statements of operations of Incyte Corporation for the fiscal years ended December 31, 2016 and December 31, 2015 and related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2017

INCYTE CORPORATION

By:	/s/ Eric H. Siegel
Eric H. Siegel
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.4	Unaudited pro forma condensed combined statements of operations of Incyte Corporation for the fiscal years ended December 31, 2016 and December 31, 2015 and related notes thereto.